Investor Presentation
Second Quarter 2008 Update
Exhibit 99.1
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Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans,"
"estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.
Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: leverage;
operating and financial restrictions imposed by our senior credit facilities; our cash requirements; rapid development and intense competition in the telecommunications industry;

Special Note Regarding Forward-Looking Statements
(cont.)
increased competition in our markets; declining prices for our services;
changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel
("Sprint"); a potential increase in the roaming rates we pay; wireless handset subsidy costs; the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our capital requirements;
governmental fees and surcharges; our reliance on certain suppliers and vendors; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential for patent and other intellectual property right infringement claims;
the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the potential influence over us by our largest stockholder, Quadrangle; our ability to pay dividends;
provisions in our charter documents and Delaware law; and other unforeseen difficulties that may occur. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports on
Forms 10-K.

Company Overview **** **** **** **** **** **** **** **** **** **** **** **** **** **** **** **** **** **** **** **** **** *** ********* ********* ********* ********* ********* ********* ********

Company Overview
•
Leading provider of wireless and wireline communications services in Virginia and
West Virginia
•
Strategies
•
Facilities based
•
Retail & Wholesale
•
Multiple products
•
Leverage brand
•
Leverage common cost
•
Exclusive strategic wholesale Sprint agreement through July 2015
•
Wireless revenue 5-year CAGR of 17%
•
Wireline business includes RLECs with strong Adjusted EBITDA margins and
CLECs with double digit strategic product revenue growth
•
Capital commitments, including network upgrade to EVDO technology and planned 15-18% growth in cell sites, to fuel continued revenue growth
•
Growing Free Cash Flow: Initiated cash dividends in 2007; 40% growth in dividend rate per share in late 2007

Regionally-Focused Service Provider
•
Average of 23.0 MHz of spectrum
•
5.2 million covered POPs
•
426K
(1)
retail subscribers (YoY increase of 9%)
•
Wholesale revenues (primarily Sprint Nextel
agreement) increased 12% YoY to $98 million
•
13% YoY Revenue growth
(3)
•
20% YoY Adjusted EBITDA growth
•
40% YTD Adjusted EBITDA margin
Wireless ($395 Revenue / $153 Adj. EBITDA)
(1) (2)
($ in millions)
(1) As of June 30, 2008 or for the twelve months ended June 30, 2008
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on June 30, 2007 and June 30, 2008
(3) Refer to Form 10-Q for the period ended June 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008

Pittsburgh
PA
OH
MD
Morgantown
Clarksburg
Winchester
Washington DC
Point Pleasant
WV
Ashland
Huntington
Charleston
Harrisonburg
Staunton
Charlottesville
Logan
Lewisburg
Clifton Forge
Covington
Waynesboro
Beckley
Lexington
KY
Troutville
Lynchburg
Richmond
Bluefield
Blacksburg
Roanoke
Radford
Salem
Rocky Mount
Farmville
Christiansburg
South Boston
Abingdon
Wytheville
Danville
VA
Martinsville
TN
NC
Greensboro
CLEC & Internet
ILEC
Exisiting nTelos Fiber Network
Future nTelos Fiber Network
Affiliate Network
Point of Presence

Regionally-Focused Service Provider
($ in millions)
(1) As of June 30, 2008 or for the twelve months ended June 30, 2008.
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on June 30, 2007 and June 30, 2008.
Wireline ($123 Revenue / $67 Adj. EBITDA)
(1) (2)
•
43K RLEC lines, 97% DSL coverage
•
50K CLEC lines, 98% commercial or institutional
•
21K broadband connections
•
3% YoY Revenue growth
•
57% YTD Adjusted EBITDA margin

$87
$121
$147
$172
$203
$226
28%
35%
37%
39%
41%
42%
0
50
100
150
200
$250
2003 2004 2005 2006 2007 2008G
8
$536
$500
$440
$392
$343
$309
0
100
200
300
400
500
$600
2003 2004 2005 2006 2007 2008G
Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance
(1) (2)
(1) Based on Midpoint of guidance range of $531 million to $540 million               (2) Based on Midpoint of guidance range of $224 million to $228 million
Note: Throughout this presentation, Compound Annual Growth Rates (CAGR) presented are calculated over the period of 2003 to 2007.

$101
$113
41%
43%
0
25
50
75
100
$125
6 Mo 2007 6 Mo 2008
$246
$263
0
100
200
$300
6 Mo 2007 6 Mo 2008
9
YTD 2008 Over YTD 2007 Growth
($ in millions)
Total Revenue
(1)
Total Adjusted EBITDA/Margin %
Strong financial performance
(1) Refer to Form 10-Q for the period ended June 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008

Two-Pronged Wireless Growth Strategy
Leverage multiple brands and distribution clout over one
network to drive economic returns.
nTelos Retail Branded Strategy
CDMA
Network
Wholesale MVNO Strategy
Cable
Partnerships
nTelos Nation
nTelos Unlimited
nTelos
In Advance

$33
$66
$90
$112
$142
$164
17%
28%
32%
35%
38%
40%
0
30
60
90
120
150
$180
2003 2004 2005 2006 2007 2008G
11
$167
$183
$217
$244
$282
$33
$52
$63
$78
$96
$412
$200
$235
$280
$322
$378
0
100
200
300
$400
2003 2004 2005 2006 2007 2008G
Retail   Wholesale
(1)
Revenue
(3)
High Growth/High Margin Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(2)
(1) Based on Midpoint of guidance range of $409 million to $415 million
(2) Based on Midpoint of guidance range of $163 million to $165 million
(3) Refer to Form 10-Q for the period ended June 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008

$71
$81
38%
40%
0
50
$100
6 Mo 2007 6 Mo 2008
$138
$152
$47
$50
$185
$202
0
50
100
150
200
$250
6 Mo 2007 6 Mo 2008
Retail  Wholesale
12
Revenue
(1)
YTD 2008 over YTD 2007 Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(1) Refer to Form 10-Q for the period ended June 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008

Retail Wireless Positioned For Growth
NTELOS positioned as the “Best Value in Wireless”
“Complete Nationwide Coverage”
Large contiguous regional footprint
Leveraging extensive brand awareness and retail presence
81 branded retail locations (3 more new stores planned in 2008)
Reinforced by regional wireline presence
The most complete nationwide coverage with no roaming
Sprint Nextel alliance – New resale agreement through July 2015
Improves economics for NTELOS national plans
Recent discretionary capital investment drives enhanced wireless performance and reflects commitment to continued revenue growth
Improvements in coverage and quality
Planned EVDO network upgrade for all markets – incremental CAPEX over 2007-2009 of approximately
$65 million
Approximately 70% of cell sites upgraded to EV-DO Rev. A by year end 2008
Enhanced high speed data capabilities from planned network upgrade
15-18% growth in cell sites in 2008
Focus on higher value rate plans
Emphasis on Postpay and nAdvance spending limit plans
Expansion of data products and services

$51.95
$48.63
$3.85
$7.12
$55.80 $55.75
0
35
$70
6 Mo 2007 6 Mo 2008
350
391
426
250
300
350
400
450
6/30
2006
6/30
2007
6/30
2008
14
Successful Growth in Subscribers and ARPU
Retail ARPU
(2)
NTELOS Branded Subscribers (000s)
(1),(3)
(1) Refer to Form 10-Q for the period ended June 30, 2008 for explanation of change in reporting of data services and data ARPU
(2) Refer to Form 10-Q for the period ended June 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
(3) Proforma for this change, total ARPU was $53.47 and $54.62 for the 6 months ended June 30, 2007 and June 30, 2008 respectively
Data
(3)

NTELOS’ Retail Products Target Local Customers
Contribution
•
Long Distance, Roaming, Features
•
1- or 2-Year Service Contract
•
Allows Shared Lines
•
Nationwide Roaming options
•
Postpay-Like Plans with Unlimited or Buckets
of Minutes with 1-or 2-year Service
Agreement required
•
Competitive Cost of Entry
•
Long Distance, Roaming, Features available
•
Traditional “Pay-As-You-Go” Prepay with No
Service Agreement
Description Products
Postpay
Prepay
70% of Total Subs
$56.56 YTD ARPU
30% of Total Subs
$53.86 YTD ARPU

$23.88
$23.67
$29.59
$30.95
$53.47
$54.62
0
35
$70
6 Mo 2007 6 Mo 2008
16
41% 41%
45%
49%
41%
30
40
50
60%
2003 2004 2005 2006 2007
ARPU and Scale Drive Profit per Subscriber
Operating costs include wholesale costs; understates profit per retail customer.
(1) Network costs include cost of wholesale MOUs, wholesale revenue not included in ARPU.
(2) Operating costs exclude cost of customer acquisition (CPGA) and equipment revenue.
(3) Proforma.  Refer to Form 10-Q for the period ended June 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
ARPU
(3)
/Cash Profit per Subscriber
(1)
Operating Costs as % of Revenue
(2)
$(.21)
Cash Profit/Subscriber Cash Cost/Subscriber
(1),(3)
$1.15

Retail Locations
90
80
70
60
50
40
30
20
10
0
81
19
29
33
62
18
18
26
58
20
12
26
45
6
6
33
42
9
12
21
19
NTELOS
Sprint Nextel
AT&T
Verizon Wireless
Alltel
T-Mobile
Total
WVA
VAW

Churn %

$346
$337
2.7%
2.6%
1.8%
1.7%
0
2
4
6
8%
0
100
200
300
$400
6 Mo 2007 6 Mo 2008
17
Direct Distribution Model Improves Customer
Satisfaction
CPGA
Total Churn
Postpay Churn
Extensive Retail Presence
(1)
CPGA ($)/Churn (%)-YTD
(1) As of January 2008 for all competitors; As of June 30, 2008 for nTelos

nTelos

T-Mobile
alltel
nTelos
U.S. Cellular
at&t
verizon wireless

18 Unique Competitive Position Value National Full Range Comparative Regional Geographic Coverage Price Position NTELOS has the best regional coverage and offers the best value.

$33
$52
$63
$78
$96
$47
$50
0
40
80
$120
2003 2004 2005 2006 2007 6 Mo
2007
6 Mo
2008
19
Wireless Total Wholesale Revenue
Strategic Network Alliance Leverages
NTELOS’
Network
•
Sprint Nextel acquired 97K
Horizon subscribers in June 2004
•
Sprint Nextel Strategic Network
Alliance extended through at
least July 2015
•
$8 million monthly minimum
revenue guarantees – Projected
to $9 million during 4Q 2008
•
Benefits from Sprint Nextel
migration to CDMA
•
Attractive contribution margin
($ in millions)
High Growth, Attractive Margin Revenue Stream.

Summary of Terms for Revised Sprint Nextel Contract
•
Agreement extended 4 years through July 2015
•
No overbuild could be commenced until last 18 months
•
Exclusivity for all wireless services utilizing CDMA technology
•
Minimum Sprint Nextel revenue commitment of $8 million/month; $9 million/month after NTELOS has deployed EVDO to
98% of cell sites in resale region
•
98% build-out expected to be met by December 31, 2008
•
Separate rate structure for services:
•
“Home” voice pricing tiers fixed through July 1, 2008, then reset semi-annually based on 60.0% of change in
Sprint’s retail voice revenue yield
•
“Travel” voice rate fixed through July 1, 2008, then reset semi-annually based on 90.0% of Sprint’s retail voice revenue yield
•
“Home” data rate is 60.0% of Sprint national 3G and EVDO data yield, reset quarterly, times Average Sprint CDMA
Subs in NTELOS region
•
“Travel” data rate based on schedule through July 1, 2009; reset quarterly thereafter based on 90.0% of Sprint’s
3G and EVDO data yield
•
Rates tied to Sprint revenue yield incentivizes continued Sprint growth in Home markets and migration of iDEN customer base onto EVDO network
•
Reciprocal voice and data roaming rates
•
EVDO upgrade requirements scheduled to be completed by mid-2009
•
Sprint Nextel may terminate contract if NTELOS does not meet 95% EVDO deployment by January 2010 and/or
98% EVDO deployment by January 2011

EV-DO Timeline
98% of Wholesale Sites to be Upgraded by 4Q 2008
1
1 Sprint contract provides for an increase of the guaranteed revenue minimum to $9 million monthly upon completion of upgrades to 584
(98%) of the wholesale sites defined at contract inception.  This is scheduled to be achieved in 4Q 2008.
2 Actual and Forecasted EV-DO Deployment is an estimate based on sites currently active, additional existing sites to be activated by mid-year 2009 and additional new sites to be built by year-end 2009.
Market
Wholesale
Market
In-Service
Date
EV-DO Deployed
as of 9/15/08
Actual and Forecasted
EV-DO Deployment
(through 2Q09)
Huntington, WV Q108 43 43
Charlottesville
Staunton/Waynesboro, VA
Q208 108 117
Lynchburg, VA
Charleston, WV
Q2-Q308 143 143
Roanoke, VA Q308 129 142
Morgantown/Fairmont/
Clarksburg, WV
Q308 83 95
Beckley/Bluefield, WV Q408 0 55
Martinsville/Danville, VA Q408 0 47
Richmond / Norfolk, VA Phase I Q408 0 199
Harrisonburg, VA Q109 0 26
Richmond / Norfolk, VA  Phase II Q209 0 176
Total 506 1,043
1
1
2

nTelos

Pittsburgh
PA
OH
MD
Morgantown
Clarksburg
Winchester
Washington DC
WV
Point Pleasant
Ashland
Huntington
Charleston
Harrisonburg
Staunton
Charlottesville
Lewisburg
Clifton Forge
Logan
Covington
Waynesboro
Beckley
Lexington
KY
Troutville
Lynchburg
Richmond
Bluefield
Blacksburg
Roanoke
Radford
Salem
Rocky Mount
Christiansburg
Farmville
South Boston
Abingdon
Wytheville
Danville
Martinsville
VA
TN
NC
Greensboro
CLEC & Internet
ILEC
Exisiting nTelos Fiber Network
Future nTelos Fiber Network
Affiliate Network
Point of Presence

Greensboro, NC
To Carlisle, PA
(1) As of June 30, 2008 or for the year ended June 30, 2008.
($ in millions)
RLEC  ($60 Revenue / $44 Adj. EBITDA)
(1)
•
42,777 RLEC access lines (YoY 4%
decline)
•
Adjusted EBITDA declined 6% YoY
•
Broadband penetration at 42%
•
IPTV Launched in Q3 2007
•
74% YTD Adjusted EBITDA margin
Competitive
($63 Revenues / $24 Adj. EBITDA)
(1)
•
49,555 CLEC access lines (YoY 3%
increase)
•
Revenue growth YoY was 9%
•
41% YTD Adjusted EBITDA margin
•
Strategic revenue growth of 15% YTD
•
2,130 mile fiber-optic network
•
Broadband connections up 14% from
first quarter 2007.
Established, Stable Wireline Business

$54
$56
$57
$61
$61
$30
$33
$37
$41
$47
$21
$18
$17
$15
$14
0
50
100
$150
2003 2004 2005 2006 2007 2008G
$105
$107
$111
$117
$123
$122
$58
$59
$62
$65
$65
$67
56% 56% 56%
56%
54%
55%
0
20
40
60
$80
2003 2004 2005 2006 2007 2008G
23
Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
(1)
(1) Based on Midpoint of guidance range of $121 million to $124 million
(2) Based on Midpoint of guidance range of $66 million to $68 million
(2)
RLEC
Competitive -
Strategic
Competitive -
Other
Competitive - Strategic includes voice and broadband data services, IPTV video, high-capacity network access and transport services.

Adjusted EBITDA/Margin% Revenue
YTD 2008 over YTD 2007 Strong, Stable Cash Flow
($ in millions)
RLEC
Competitive –
Other
Competitive-
Strategic
$32
$34
54%
57%
0
20
$40
6 Mo 2007 6 Mo 2008
$31
$29
$22 $26
$7
$6
$60
$61
0
40
$80
6 Mo 2007 6 Mo 2008
$61

Attractive Wireline Competitive Position
Most
Established
Wholesale
Fiber
Provider
Extensive fiber footprint in our markets
Cost advantage for wireline and wireless operations
Contracts with Alltel, AT&T, Verizon, Qwest, US Cellular, Verizon
Wireless
Limited Voice
Competition
in RLEC
Region
DSL in 97% of footprint
Rapid Cable offers only broadband service in Alleghany County
Comcast offers broadband service in Augusta and Botetourt
Counties and recently launched voice in Augusta County
Limited
CLEC
Competition
One primary CLEC competitor per CLEC market
ILEC competition from Verizon and Embarq
CLEC competition mainly from Level 3 and One Communications
Majority of CLEC customers are subject to multi-year agreements

Financial Overview * * * * * * * * * * * * * *

Wireless   Wireline   Other
$185
$202
$60
$61
0
100
200
$300
6 Mo 2007 6 Mo 2008
$246
$263
$412
$235
$200
$378
$322
$280
$123
$122
$117
$111
$105
$107
0
100
200
300
400
500
$600
2003 2004 2005 2006 2007 2008G
Wireless CAGR =  17%
Wireline CAGR  =   4%
$500
$440
$392
$343
$309
$536
27
Wireless Drives Revenue Growth
Total Revenue
(2)
($ in millions)
YTD Revenue
(2)
(1) Based on Midpoint of guidance range for Consolidated Revenue of $531 million to $540 million
(2) Refer to Form 10-Q for the period ended June 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
(1)

$71
$81
$32
$34
$101
$113
- 5
25
55
85
$115
6 Mo 2007 6 Mo 2008
$33
$66
$90
$112
$142
$164
$58
$59
$62
$65
$65
$67
$87
$121
$147
$172
$203
(10)
70
150
$230
2003 2004 2005 2006 2007 2008G
Wireless CAGR =  44%
Wireline CAGR  =  3%
$226
28
YTD Adjusted EBITDA
Wireless Growth Enhances Adjusted EBITDA
Total Adjusted EBITDA
($ in millions)
Wireless   Wireline   Other
(1) Based on Midpoint of guidance range for Consolidated Adjusted EBITDA of $224 million to $228 million
(1)

$37
$36
$41
$32
$37
$35
$17 $19
$20
$21
$25
$26
$5
$5
$8
$6
$7
$10
$20
$28
$41
$61
0
35
70
105
$140
2003 2004 2005 2006 2007 2008G
$89
$60
$59
$87
$110
$132
$29
$61
$58
$86
$93
$94
0
25
50
75
100
$125
2003 2004 2005 2006 2007 2008G
29
Accelerating Consolidated Free Cash Flow
Consol. Adjusted EBITDA - CapEx Consolidated CapEx
($ in millions)
(1)
(1)  Based on midpoint of guidance ranges
(1)
Wireless   Wireline
Other
Discretionary, Incremental EVDO Investment
& Strategic Fiber Builds

Cash Flows Guidance
($ in millions)
2008G
(1)
Adjusted EBITDA $      226
Less Capex 132
Adjusted EBITDA less CAPEX $        94
Less:
Cash Interest, net of interest income 33
Cash Taxes 16
Cash Dividends 35
Scheduled 2008 Debt Payments 6
Cash Flows, net
(2)
$          4
Cash on Hand at December 31, 2007 $        53
Cash on Hand at June 30, 2008
$        82
(1)
  Based on midpoint of guidance ranges
(2)
  Before adjustments for changes in working capital

Capitalization
($ in millions)
12/31/2006 12/31/2007 6/30/2008
Year Year LTM
Adjusted EBITDA
$           172.5 $         203.0 $         215.3
Cash and cash equivalents $             44.2 $          53.5 $          82.2
1st lien senior secured credit facility $           625.2 $         612.9 $         609.6
Capital leases                  1.3                1.3                1.5
   Total Debt $           626.5 $         614.2 $         611.1
Total Debt Leverage Ratio 3.63x 3.03x 2.84x
Net Debt
(total debt less cash and cash equivalents)
$           582.3 $         560.7 $         528.9
Net Debt Leverage Ratio 3.38x 2.76x 2.46x

Quarterly Cash Dividend
$0.15 per share paid on July 12, 2007 ($6.3 million) and on October 11, 2007
($6.3 million)
$0.21 per share paid on January 10, 2008, April 11, 2008 and July 11, 2008
($8.8 million per quarter)
$0.21 per share declared on August 6, 2008 to be paid on October 10, 2008 to stockholders of record on September 19, 2008
Common Stock Ownership as of June 30, 2008
Shares in millions % of Total
Quadrangle Entities 11.3 26.9%
NTELOS Named Executive Officers 0.8 1.8%
Public and Other 30.1 71.3%
Total Common Stock 42.2 100.0%

Summary
•
Consistently Strong Financial Performance
•
Numerous Catalysts for Sustainable Growth
•
Focused on Long-term Free Cash Flow Growth
•
Diversified Business Model
•
High Growth Wireless Business
•
Expanding retail subscriber base, Data Revenue Growth
•
Growing high-margin wholesale revenue under new agreement
•
Strong Performing Regional Wireline Business
•
Scalable Systems for Continued Expansion
•
Experienced Management Team

Appendix * * * * * ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ****

Adjusted EBITDA Reconciliation
($ in millions)
2003 2004 2005 2006 2007 2007 2008
Consolidated
Operating Income $14 $55 $53 $61 $100 $57 $56
Depreciation and Amortization 70 65 83 85 97 41 54
Capital and Operational Restructing
Charges 2 1 15 - - - -
Accretion of Asset Retirement Obligations 1 - 1 1 1 - -
Advisory Termination Fees - - - 13 - - -
Gain on Sale of Assets - - (9) - - - -
Secondary Offering Costs - - - - 1 1 -
Non-cash Compensation Charge - - 4 13 4 2 2
Voluntary Early Retirement Plan Charge - - - - - - 1
Adjusted EBITDA $87 $121 $147 $172 $203 $101 $113
6 months ended

Adjusted EBITDA Reconciliation
($ in millions)
2003 2004 2005 2006 2007 2007 2008
Wireless
Operating Income (loss) ($15) $21 $32 $53 $71 $43 $41
Depreciation and Amortization 47 44 57 58 70 28 40
Accretion of Asset Retirement Obligations 1 1 1 1 1 - -
Adjusted EBITDA $33 $66 $90 $112 $142 $71 $81
Wireline
Operating Income $37 $39 $36 $39 $38 $19 $20
Depreciation and Amortization 21 20 25 26 27 13 13
Voluntary Early Retirement Plan Charge - - - - - - 1
Adjusted EBITDA $58 $59 $61 $65 $65 $32 $34
6 months ended

ARPU
(1)
Reconciliation
($ in thousands, except for subscribers and ARPU data)
Average Revenue per Handset/Unit (ARPU)
Operating Revenues 123,970 $           131,015 $                 245,545 $                       263,264 $
Less: Wireline and other operating revenue (30,477)              (30,855)                     (60,460)                           (61,191)
Wireless communications revenue 93,493                100,160                    185,085                          202,073
Less: Equipment revenue from sales to new customers (2,902)                (2,969)                       (7,648)                             (6,986)
Less: Equipment revenue from sales to existing customers (1,622)                (2,081)                       (3,613)                             (4,579)
Less: Wholesale revenue (24,325)              (25,040)                     (47,251)                           (49,577)
Plus: Other revenues, eliminations and adjustments 456                      (723)                          937                                 (707)
Wireless gross subscriber revenue 65,100 $             69,347 $                   127,510 $                       140,224 $
Less:  Paid in advance subscriber revenue (17,774)              (19,720)                     (34,882)                           (40,341)
Less: adjustments (183)                    168                           (857)                                (139)
Wireless gross postpay subscriber revenue  47,143 $             49,795 $                   91,771 $                         99,744 $
Average subscribers 386,758              423,545                    380,880                          419,180
Total ARPU 56.11 $               54.58 $                     55.80 $                           55.75 $
Average postpay subscribers 276,637              295,389                    273,460                          293,907
Postpay ARPU 56.80 $               56.19 $                     55.93 $                           56.56 $
Wireless gross subscriber revenue 65,100 $             69,347 $                   127,510 $                       140,224 $
Less: Wireless voice and other feature revenue (60,177)              (60,235)                     (118,721)                         (122,307)
Wireless data revenue
4,923 $               9,112 $                     8,789 $                           17,917 $
Average subscribers 386,758              423,545                    380,880                          419,180
Total Data ARPU
4.24 $                  7.17 $                       3.85 $                             7.12 $
Wireless gross postpay subscriber revenue 47,143 $             49,795 $                   91,771 $                         99,744 $
Less: Wireless postpay voice and other feature revenue (42,993)              (43,527)                     (84,522)                           (87,749)
Wireless postpay data revenue 4,150 $               6,268 $                     7,249 $                           11,995 $
Average postpay subscribers 276,637              295,389                    273,460                          293,907
Postpay data ARPU
5.00 $                  7.07 $                       4.42 $                             6.80 $
Three Months Ended:
6/30/2007 6/30/2008
Six Months Ended:
6/30/2007 6/30/2008
(1) Refer to Form 10-Q for the period ended June 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008

CPGA Reconciliation
($ in thousands, except for subscribers and CPGA data)
Three Months Ended:
6/30/2007 6/30/2008
Six Months Ended:
6/30/2007 6/30/2008
Cost of sales and services 39,921 $             39,960 $                     79,268 $             82,817 $
Less: Maintenance and support (21,312)              (21,914)                       (41,550)              (43,541)
Cost of wireless sales 18,609                18,046                        37,718                39,276
Less: access, roaming, and other cost of sales (11,916)              (11,374)                       (22,808)              (24,715)
Merchandise cost of sales 6,693 $               6,672 $                       14,910 $             14,561 $
Total customer operations 26,242 $             26,322 $                     51,860 $             52,949 $
Less: Wireline and other segment expenses (4,150)                (4,049)                         (8,139)                (7,933)
Less: Wireless customer care, billing, bad debt and other expenses (10,763)              (12,080)                       (20,947)              (24,033)
Sales and marketing 11,329 $             10,193 $                     22,774 $             20,983 $
Merchandise cost of sales 6,693 $               6,672 $                       14,910 $             14,561 $
Sales and marketing 11,329                10,193                        22,774                20,983
Less: Merchandise sales (2,948)                (3,162)                         (7,730)                (7,390)
Total CPGA costs 15,074 $             13,703 $                     29,954 $             28,154 $
Gross subscriber additions 38,937                36,559                        86,516                83,512
CPGA 387 $                   375 $                          346 $                   337 $

CCPU
(1)
Reconciliation
($ in thousands, except for subscribers and CCPU data)
Three Months Ended:
6/30/2007 6/30/2008
Six Months Ended:
6/30/2007 6/30/2008
Cost of Sales and services 39,921 $             39,960 $                     79,268 $             82,817 $
Less Cost of wireless sales (18,609)              (18,046)                       (37,718)              (39,276)
Maintenance and support 21,312 $             21,914 $                     41,550 $             43,541 $
Less: Wireline and other segment expenses (9,856)                (9,421)                         (19,181)              (18,820)
Wireless maintenance and support 11,456 $             12,493 $                     22,369 $             24,721 $
Corporate operations
7,865 $               8,624 $                       16,008 $             17,003 $
Less: Wireline, other segment, and corporate expenses (2,524)                (2,666)                         (5,586)                (5,202)
Wireless corporate operations 5,341 $               5,958 $                       10,422 $             11,801 $
Wireless maintenance and support 11,456 $             12,493 $                     22,369 $             24,721 $
Wireless corporate operations 5,341                   5,958                          10,422                11,801
Wireless customer care, billing, bad debt and other expenses 10,763                12,080                        20,947                24,033
Wireless access, roaming, and other cost of sales 11,916                11,374                        22,808                24,715
Equipment revenue from sales to existing customers (1,622)                (2,081)                         (3,613)                (4,579)
Total CCPU costs 37,854 $             39,824 $                     72,933 $             80,691 $
Average subscribers 386,758              423,545                      380,880              419,180
CCPU 32.63 $               31.34 $                       31.91 $               32.08 $
(1) Refer to Form 10-Q for the period ended June 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008

Summary of Operating Results
($ in thousands)
Three Months Ended:
Six Months Ended:
June 30, 2007 June 30, 2008 June 30, 2007 June 30, 2008
Operating Revenues
Wireless PCS Operations 93,493 $              100,160 $                 185,085 $                     202,073 $
Subscriber Revenues 64,413 69,378 126,107 139,767
Wholesale/Roaming Revenues, net 24,325 25,040 47,251 49,577
Equipment Revenues 4,524 5,420 11,261 12,110
Other Revenues 231 322 466 619
Wireline Operations
RLEC 15,460 14,922 30,839 29,357
Competitive Wireline 14,846 15,790 29,252 31,536
Wireline Total 30,306 30,712 60,091 60,893
Other 171 143 369 298
123,970 $            131,015 $                245,545 $                     263,264 $
Operating Expenses
Wireless PCS Operations 57,498 $              58,718 $                   114,229 $                     120,707 $
Cost of Sales and Services
Cost of Sales - Equipment 6,693 6,672 14,909 14,561
Cost of Sales - Access & Other 11,916 11,374 22,808 24,715
Maintenance and Support 11,456 12,493 22,369 24,721
Customer Operations 22,092 22,219 43,721 44,908
Corporate Operations 5,341 5,960 10,422 11,802
Wireline Operations
RLEC 4,366 3,884 8,433 7,734
Competitive Wireline 9,795 9,413 19,362 18,707
Wireline Total 14,161 13,297 27,795 26,441
Other 1,207 1,203 2,431 2,773
72,866 $              73,218 $                   144,455 $                     149,921 $
Adjusted EBITDA
(a non-GAAP Measure)
Wireless PCS Operations
###
35,995 $
38.5%
41,442 $
41.4%
70,856 $
38.3%
81,366 $
Wireline Operations
RLEC
###
11,094
71.8%
11,038
74.0%
22,406
72.7%
21,623
Competitive Wireline
###
5,051
34.0%
6,377
40.4%
9,890
33.8%
12,829
Wireline Total
###
16,145
53.3%
17,415
56.7%
32,296
53.7%
34,452
Other (1,036) (1,060) (2,062) (2,475)
###
51,104 $
41.2%
57,797 $
44.1%
101,090 $
41.2%
113,343 $
Capital Expenditures
Wireless PCS Operations 12,355 $              19,739 $                   21,956 $                       30,368 $
Wireline Operations
RLEC 2,399 4,548 4,505 7,601
Competitive Wireline 5,502 4,477 8,745 12,414
Wireline Total 7,901 9,025 13,250 20,015
Other 1,816 2,490 3,053 6,347
22,072 $              31,254 $                   38,259 $                       56,730 $
Adjusted EBITDA less Capital Expenditures
Wireless PCS Operations 23,640 $              21,703 $                   48,900 $                       50,998 $
Wireline Operations
RLEC 8,695 6,490 17,901 14,022
Competitive Wireline (451) 1,900 1,145 415
Wireline Total 8,244 8,390 19,046 14,437
Other (2,852) (3,550) (5,115) (8,822)
29,032 $              26,543 $                   62,831 $                       56,613 $
(before depreciation & amortization, accretion of asset retirement obligations, non-cash compensation, voluntary early retirement program charges and secondary offering costs, a non-GAAP Measure)